SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_______________

May 8, 2003
(Date of Report (Date of Earliest Event Reported))

GALYAN'S TRADING COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-32911	35-1529720
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification Number)
of Incorporation)

2437 East Main Street Plainfield, Indiana	46168
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-0200
(Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release of Galyan's Trading Company, Inc. on May 8, 2003.

Item 9. Regulation FD Disclosure.

On May 8, 2003, Galyan’s Trading Company, Inc. issued a press release reporting net sales and comparable store sales for the fiscal first quarter ended May 3, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report on Form 8-K is being furnished pursuant to “Item 12 Results of Operations and Financial Condition” under “Item 9 Regulation FD Disclosure” of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 33-8216. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALYAN'S TRADING COMPANY, INC.

By: /s/ Edward S. Wozniak
Name: Edward S. Wozniak
Title: Senior Vice President and CFO

Date: May 9, 2003

Exhibit Index

99.1 Press Release of Galyan's Trading Company, Inc. on May 8, 2003.